Commitments	12 Months Ended
Dec. 31, 2021
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Commitments
35. Commitments

Contractual obligations and commitments	2021 £m	2020 £m

Contracted for but not provided in the financial statements:

Intangible assets	12,082	12,307

Property, plant and equipment	616	528

Investments	146	153

Purchase commitments	484	746

Pensions	44	88

Interest on loans	7,603	8,309

Future finance charges on leases	153	180

	21,128	22,311
The commitments related to intangible assets include milestone payments, which are dependent on successful clinical development or on meeting specified sales targets, and which represent the maximum that would be paid if all milestones, however unlikely, are achieved. The amounts are not risk-adjusted or discounted. The net decrease in intangible asset commitments in 2021 is mainly attributable to the termination of a number of agreements including the termination of the agreement for bintrafusp alfa with Merck KGaA, Darmstadt, Germany offset by an increase in a number of new R&D collaborations including with Alector, iTeos Therapeutics and Lifemine Therapeutics.
In 2018, GSK reached an agreement with the trustees of the UK pension schemes to make additional contributions to eliminate the pension deficit identified at the 31 December 2017 actuarial funding valuation. A payment of £44 million is due in 2022. The table above includes this commitment, but excludes the normal ongoing annual funding requirement in the UK of approximately £110 million.

The Group also has other commitments which principally relate to revenue payments to be made under licences and other alliances.
Commitments in respect of future interest payable on loans are disclosed before taking into account the effect of interest rate swaps.